UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition

On June 9, 2025, Brand Engagement Network Inc., a Delaware corporation (the “Company”) issued a press release announcing its results and key business highlights for the quarter ended March 31, 2025. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibits 99.1 furnished hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 5, 2025, the Company entered into a Line Of Credit Agreement (“Line of Credit”) with Corps Capital Advisors, LLC, a Texas Limited Liability Company (the “Lender”) whereby the Lender is extending to the Company a line of credit facility of up to $3,500,000, representing the maximum aggregate amount of the advances of funds from the Line of Credit (each an “Advance”) that may be outstanding and any time under the Line of Credit. Advances may be requested and repaid from time to time until maturity on December 5, 2025 (the “Maturity Date”), but may not exceed a total of $3,500,000. All Advances outstanding under the Line of Credit accrue interest at a fixed rate per annum equal to 10.0%. The outstanding Advances and accrued and unpaid interest under the Line of Credit are due and payable on the Maturity Date. The outstanding Advances may be prepaid at any time without penalty. Events of default under the Line of Credit include the following: a payment default, dissolution or insolvency of the Company and other monetary and nonmonetary defaults. Upon the occurrence of an event of default, the Lender may accelerate the repayment of the Advances and any interest accrued and unpaid thereon, refuse additional advances and pursue any other remedies available to the Lender. As of the date of this filing, the Company has not drawn down on the Line of Credit.

The above is a summary of the material terms of the Line of Credit and is qualified in its entirety by reference to the full text of the Line of Credit, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Line of Credit Agreement, dated June 5, 2025, by and between Brand Engagement Network Inc. and Corps Capital Advisors, LLC

99.1	Press Release of Brand Engagement Network Inc. issued June 9, 2025 (furnished pursuant to Item 2.02).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: June 10, 2025	By:	/s/ Walid Khiari
	Name:	Walid Khiari
	Title:	Chief Financial Officer